                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark D. Mosca, Paul J. Malvasio and Peter A. Appel, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of Risk Capital Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 1999, including one or more amendments to such Form 10-K, which amendments may make such changes as such person deems appropriate, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power-of-Attorney on the date set opposite his respective name.


SIGNATURE                                    TITLE                                   DATE
---------                                    -----                                   ----
   /s/ MARK D. MOSCA                         President and Chief Executive          March 21, 2000
  ---------------------------------          Officer and Director (Principal
  Mark D. Mosca                              Executive Officer)

   /s/ ROBERT CLEMENTS                       Chairman and Director                  March 22, 2000
  ---------------------------------
  Robert Clements

   /s/ PETER A. APPEL                        Executive Vice President, Chief        March 21, 2000
  ---------------------------------          Operating Officer, General Counsel,
  Peter A. Appel                             Secretary and Director

   /s/ PAUL J. MALVASIO                      Managing Director, Chief Financial     March 21, 2000
  ---------------------------------          Officer and Treasurer (Principal
  Paul J. Malvasio                           Financial Officer and Principal
                                             Accounting Officer)

   /s/ MICHAEL P. ESPOSITO, JR.              Director                               March 27, 2000
  ---------------------------------
  Michael P. Esposito, Jr.

   /s/ LEWIS L. GLUCKSMAN                    Director                               March 27, 2000
  ---------------------------------
  Lewis L. Glucksman

   /s/ IAN R. HEAP                           Director                               March 22, 2000
  ---------------------------------
  Ian R. Heap

   /s/ THOMAS V. A. KELSEY                   Director                               March 27, 2000
  ---------------------------------
  Thomas V. A. Kelsey

   /s/ ROBERT F. WORKS                       Director                               March 23, 2000
  ---------------------------------
  Robert F. Works

   /s/ PHILIP L. WROUGHTON                   Director                               March 27, 2000
  ---------------------------------
  Philip L. Wroughton
